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
                                                                                             EXHIBIT 99.2
                                                        DOLLAR TREE STORES, INC.
                                                           AND SUBSIDIARIES
                                                      HISTORICAL FINANCIAL DATA
                                                CONDENSED CONSOLIDATED BALANCE SHEETS
                                                            (In thousands)
                                                             (Unaudited)

                                                                            October 31,           July 31,         April 30,
                                                                                2002               2002              2002
                                                                                ----               ----              ----

                                            ASSETS
Current assets:
     Cash and cash equivalents.........................................    $      99,030       $   137,408      $   136,958
     Short-term investments............................................            1,500            16,500               --
     Merchandise inventories...........................................          546,373           435,015          404,424
     Deferred tax asset................................................           11,675             8,974           10,159
     Income taxes receivable...........................................               --             3,660               --
     Prepaid expenses and other current assets.........................           12,981            17,224           30,221
                                                                               ---------           -------          -------

         Total current assets..........................................          671,559           618,781          581,762

Property and equipment, net............................................          337,783           310,781          296,389
Deferred tax asset.....................................................            8,684             8,165           7,686
Goodwill...............................................................           38,358            38,358           38,358
Other assets...........................................................           17,671            17,488           17,512
                                                                               ---------           -------          -------

         TOTAL ASSETS..................................................    $   1,074,055       $   993,573      $   941,707
                                                                               =========           =======          =======

                             LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Current portion of long-term debt.................................    $      25,000       $    25,000      $    25,000
     Accounts payable..................................................          134,401           114,809          105,067
     Income taxes payable..............................................           17,877                --            1,947
     Other current liabilities.........................................           57,874            49,189           46,605
     Current installments of obligations under
       capital leases..................................................            4,046             3,983            3,922
                                                                               ---------           -------          -------

         Total current liabilities.....................................          239,198           192,981          182,541

Long-term debt, excluding current portion..............................            6,000             6,000            6,000
Obligations under capital leases, excluding current
  installments.........................................................           18,013            19,049           20,067
Other liabilities .....................................................           28,076            24,300           22,049
                                                                               ---------           -------          -------

         Total liabilities.............................................          291,287           242,330          230,657
                                                                               ---------           -------          -------

Shareholders' equity:
     Common stock......................................................            1,142             1,141            1,135
     Additional paid-in capital........................................          216,729           215,757          199,727
     Accumulated other comprehensive loss..............................           (1,322)             (968)            (486)
     Unearned compensation.............................................             (125)             (137)            (150)
     Retained earnings.................................................          566,344           535,450          510,824
                                                                               ---------           -------          -------
         Total shareholders' equity....................................          782,768           751,243          711,050

Commitments............................................................               --                --               --
                                                                               ---------           -------          -------

         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY....................    $   1,074,055       $   993,573      $   941,707
                                                                               =========           =======          =======



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                                                       DOLLAR TREE STORES, INC.
                                                           AND SUBSIDIARIES
                                                      HISTORICAL FINANCIAL DATA
                                               CONDENSED CONSOLIDATED INCOME STATEMENTS
                                                  (In thousands, except per share and store data)
                                                             (Unaudited)


                                                                                             Three months ended
                                                                              ----------------------------------------------

                                                                              October 31,         July 31,          April 30,
                                                                                 2002               2002              2002
                                                                                 ----               ----              ----


Net sales..............................................................    $     556,864       $   512,444      $   509,668
Cost of sales .........................................................          351,681           329,321          325,159
                                                                                 -------           -------          -------
         Gross Profit..................................................          205,183           183,123          184,509
                                                                                 -------           -------          -------

Selling, general and administrative
  expenses.............................................................          153,906           141,883          138,793
                                                                                 -------           -------          -------

         Operating income..............................................           51,277            41,240           45,716
                                                                                 -------           -------          -------

Other income (expense):
  Interest income......................................................              660               792            1,064
  Interest expense.....................................................           (1,068)           (1,061)          (1,228)
  Changes in fair value of non-hedging
     interest rate swaps...............................................             (635)             (929)             110
                                                                                 -------           -------          -------
         Total other expense...........................................           (1,043)           (1,198)             (54)
                                                                                 -------           -------          -------

         Income before income taxes....................................           50,234            40,042           45,662

Provision for income taxes.............................................           19,340            15,416           17,580
                                                                                 -------           -------          -------

         Net income....................................................    $      30,894       $    24,626      $    28,082
                                                                                 =======           =======          =======

Net income per share:
         Basic.........................................................    $        0.27       $      0.22      $      0.25
         Diluted.......................................................    $        0.27       $      0.21      $      0.25

Weighted average number of common shares outstanding...................          114,124           113,922          112,801

Weighted average number of common shares and dilutive
         potential common shares outstanding...........................          114,570           115,139          114,035

Store Data:
         Comparable store net sales increase...........................             0.43%             3.08%            0.89%
         Number of stores open at end of quarter.......................            2,211             2,114            2,048
         Total selling square footage (in thousands)...................           12,542            11,547           10,889






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                                                       DOLLAR TREE STORES, INC.
                                                           AND SUBSIDIARIES
                                                      HISTORICAL FINANCIAL DATA
                                           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                            (In thousands)
                                                             (Unaudited)

                                                                                                   Year-to-Date
                                                                                  --------------------------------------------
                                                                                  October 31,         July 31,        April 30,
                                                                                     2002              2002             2002
                                                                                     ----              ----             ----
Cash flows from operating activities:
         Net income......................................................    $      83,602       $    52,708       $    28,082
     Adjustments to reconcile net income to net cash.....................
       used in operating activities:
         Depreciation and amortization...................................           53,168            34,487            16,601
         Loss on disposal of property and equipment......................            1,661             1,314             1,008
         Change in fair value of non-hedging interest
           rate swaps....................................................            1,454               819              (109)
         Provision for deferred income taxes.............................           (3,164)             (167)           (1,178)
         Tax benefit of stock option exercises...........................            9,627             9,567             5,155
         Other non-cash adjustments to net income........................              291               201               129
         Changes in assets and liabilities increasing
           (decreasing) cash and cash equivalents:
           Merchandise inventories.......................................         (182,630)          (71,272)          (40,681)
           Prepaid expenses and other current assets.....................            8,432             4,189            (8,808)
           Refundable income taxes.......................................               --            (3,660)               --
           Other assets..................................................           (2,553)           (2,169)           (2,012)
           Accounts payable..............................................            7,267           (12,325)          (22,067)
           Income taxes payable..........................................            5,172            (3,513)           (6,097)
           Other current liabilities.....................................          (19,939)          (37,816)          (35,869)
           Other liabilities.............................................            6,870             4,310             3,778
                                                                                   -------           -------           -------
                  Net cash used in operating activities..................          (30,742)          (23,327)          (62,068)
                                                                                   -------           -------           -------
Cash flows from investing activities
     Capital expenditures................................................         (107,867)          (62,191)          (29,762)
     Purchase of short-term investments..................................          (16,500)          (16,500)               --
     Proceeds from maturities of short-term investments..................           15,000                --                --
     Settlement of merger-related contingencies..........................               75                75                42
     Acquisition of favorable lease rights...............................              813               813               813
     Proceeds from sale of property and equipment........................               (4)              223               252
                                                                                   -------           -------           -------
              Net cash used in investing activities......................         (108,483)          (77,580)          (28,655)
                                                                                   -------           -------           -------
Cash flows from financing activities:
     Repayment of long-term debt and facility fees.......................          ( 6,025)           (6,025)           (6,025)
     Principal payments under capital lease obligations..................           (2,870)           (1,897)             (940)
     Proceeds from stock issued pursuant to stock-based
       compensation plans................................................           29,073            28,160            16,569
     Repurchase of common stock..........................................               --                --                --
                                                                                   -------           -------           -------
              Net cash provided by (used in) financing ..................
                activities...............................................           20,178            20,238             9,604
                                                                                   -------           -------           -------

Net decrease in cash and cash equivalents................................         (119,047)          (80,669)          (81,119)
Cash and cash equivalents at beginning of period.........................          218,077           218,077           218,077
                                                                                   -------           -------           -------
Cash and cash equivalents at end of period...............................    $      99,030       $   137,408       $   136,958
                                                                                   =======           =======           =======

Supplemental disclosure of cash flow information: Cash paid for:
         Interest........................................................    $       3,063       $     1,956       $     1,314
         Income taxes....................................................    $       1,006       $    15,587       $    49,374



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